February 9, 2024

Canterbury Portfolio Thermostat Fund

Institutional Shares – CAPTX

Investor Shares – CAPPX

A series of the Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated
August 28, 2023

Prospectus and SAI

All references to the website of www.canterburyfunds.com in the Canterbury Portfolio Thermostat Fund’s (the “Fund”) Prospectus and SAI are herein amended to reflect the new website address of https://www.canterburygroup.com/mutualfund.

SAI

Effective January 25, 2024, Mr. David James resigned as an Interested Trustee of the Trust. Accordingly, all references to Mr. James in the Trustees and Officers section of the Fund’s SAI are deleted.

Further Information

For further information, please contact the Fund toll-free at 1-844-838-2121. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at https://www.canterburygroup.com/mutualfund.

Investors Should Retain this Supplement for Future Reference.